                                                                                                   News Release

FOR IMMEDIATE RELEASE
                                                             Contact:  Corporate Communications, (626) 302-2255
                                                                                             www.edisonnews.com

                                         Edison International Reports
                                       Second-Quarter Financial Results

    ROSEMEAD, Calif., August 8, 2006-

o       Edison International (NYSE:EIX) recorded earnings per common share of 54 cents in the second quarter of 2006 compared to 61 cents in 2005, down 7 cents primarily due to non-core items.

o       Excluding earnings from discontinued operations and other non-core items, core earnings per share were
        55 cents in the second quarter of 2006, up one cent over the same period last year.  This increase was primarily driven by improved results from the independent power business, partially offset by gains recorded in 2005 from an Edison Capital infrastructure fund investment.

Second Quarter 2006 Highlights:

o       Earnings per common share - $0.54
o       Net Income - $177 million
o       Revenue - $3.0 billion
o       Assets - $35.2 billion
o       Equity - $7.1 billion

SECOND-QUARTER EARNINGS SUMMARY

        For the quarter ended June 30, 2006, Edison International recorded consolidated earnings of 54 cents per share, compared to 61 cents per share for the same period last year.  Excluding earnings from discontinued
operations and other non-core items, Edison International's second-quarter core earnings were 55 cents per share in 2006, compared to 54 cents per share in the same period in 2005.

        "Second quarter core earnings which include results from the 2006 General Rate Case decision were solid," commented John E. Bryson, chairman and CEO, Edison International.  "The experience of the heat storm just two weeks ago demonstrated the importance of that decision in supporting our planned continued record levels of capital investment in the utility's distribution and transmission system."

                                                   - MORE -

EDISON REPORTS SECOND-QUARTER RESULTS

SECOND-QUARTER EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

        Southern California Edison Company's (SCE) earnings from continuing operations were $234 million in the second quarter of 2006, an increase of $73 million compared to the second quarter of 2005.  SCE's results include an $81 million, or 25-cents-per-share, one-time benefit from resolution of an outstanding state income tax issue.  Excluding non-core items, SCE's second-quarter 2006 core earnings were $153 million compared to $157 million in the second quarter of 2005.  This change reflects the net impact of higher revenue at SCE associated with the implementation of the 2006 General Rate Case (GRC) decision and the return on investment earned by SCE's Mountainview plant, more than offset by higher operating and income tax expenses.  SCE received the 2006 GRC decision in May, allowing the company to recover its net revenue back to early January, which was recorded in the second quarter.  Also, as a result of the seasonality of the company's sales, along with the rate design approved in the GRC decision, SCE's base rate revenue will be higher in the third quarter compared to the other three quarters of 2006.

        Edison Mission Group's (EMG) 2006 second-quarter loss from continuing operations was $56 million, down $81 million from results in the same period last year.  As a part of EMG, Mission Energy Holding
Company's (MEHC) second-quarter 2006 loss of $60 million includes an after-tax charge of $88 million, or 27 cents per share, reflecting the early extinguishment of debt related to Edison Mission Energy's bond refinancing.  Excluding this charge, MEHC's core earnings were $28 million, an improvement of $26 million over the second quarter of 2005.  The increase is primarily due to higher wholesale energy margins mainly driven by higher prices at the Illinois Plants and Homer City, an estimated insurance recovery at Homer City related to the Unit 3 outage, and higher net interest income, partially offset by higher taxes.  Earnings in the second quarter of 2006 for Edison Capital, also part of EMG, were $4 million compared to $23 million in the second quarter of 2005.  This decrease is primarily due to Edison Capital's share of income from its investment in the Emerging Europe Infrastructure Fund which recorded a gain in the second quarter of 2005.

Earnings from Discontinued Operations

        Edison International's earnings from discontinued operations were $4 million in the second quarter of
2006 compared to $21 million in the same period last year.  The 2006 and 2005 earnings resulted primarily from distributions received related to the Lakeland project.

                                                     Quarter Ended June 30,
Earnings (Loss) Per Common Share (Unaudited)                 2006          2005         Change
                                                 ----------------------------------------------
  Southern California Edison Company                  $0.72                $0.49        $0.23

  Edison Mission Group
       Mission Energy Holding Company                 (0.18)                0.01        (0.19)
       Edison Capital                                  0.01                 0.07        (0.06)
                                                 ----------------------------------------------
              Edison Mission Group Total              (0.17)                0.08        (0.25)
  EIX (parent) and other                              (0.02)               (0.02)         --
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations       0.53                  0.55        (0.02)
-----------------------------------------------------------------------------------------------
Earnings from Discontinued Operations                 0.01                  0.06        (0.05)
-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                      $0.54                 $0.61       $(0.07)
===============================================================================================

                                                   - MORE -

EDISON REPORTS SECOND-QUARTER RESULTS

                                                     Quarter Ended June 30,
Earnings (Loss) (in millions) (Unaudited)                    2006           2005         Change
                                                 ----------------------------------------------
  Southern California Edison Company                   $234                 $161          $73
  Edison Mission Group
       Mission Energy Holding Company                   (60)                   2          (62)
       Edison Capital                                     4                   23          (19)
                                                 ----------------------------------------------
              Edison Mission Group Total                (56)                  25          (81)
  EIX (parent) and other                                 (5)                  (6)           1
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations         173                  180           (7)
-----------------------------------------------------------------------------------------------
Earnings from Discontinued Operations                     4                   21          (17)
-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                        $177                 $201         $(24)
===============================================================================================

YEAR-TO-DATE EARNINGS SUMMARY

        Edison International recorded consolidated earnings per share of $1.32 for the six-month period ending
June 30, 2006, compared to $1.23 for the same period last year.  Edison International had earnings from continuing operations of $1.08 per share for the six-month period ended June 30, 2006, compared with $1.15 per share for the same period last year.  Excluding earnings from discontinued operations and other non-core items,
Edison International's core earnings for the six-month period were $1.10 per share in 2006, compared to $1.19 per share in the same period in 2005.

YEAR-TO-DATE EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

        SCE's earnings from continuing operations in the first half of 2006 were $355 million, an increase of
$63 million compared to the same period last year.  SCE's results include an $81 million one-time benefit from the resolution of an outstanding state income tax issue.  Excluding non-core items, SCE's core earnings were $274 million compared to $288 million in the same period last year as the higher base rate revenue authorized by the 2006 GRC, and the earnings from SCE's Mountainview project, were more than offset by higher operating and income tax expenses.  Also, as a result of the seasonality of the company's sales, along with the rate design approved in the GRC decision, SCE's base rate revenue will be higher in the third quarter compared to the other three quarters of 2006.

        EMG's earnings from continuing operations for the first six months of 2006 were $17 million, down $85 million from the same period last year.  Excluding non-core items, MEHC's core earnings were $86 million, an increase of $42 million.  This increase primarily reflects higher wholesale energy margins mainly driven by higher prices at the Illinois Plants, higher net interest income, and higher energy trading income, partially offset by higher taxes.  Edison Capital's earnings for the six months ended June 30, 2006, were $19 million, down $54 million from the same period last year when results included gains from its Emerging Europe
Infrastructure Fund investment.

    MEHC's equity in income from its energy projects is seasonal and therefore materially higher in the third quarter compared to other quarters of the year, due to warmer weather during the summer months and because a number of MEHC's energy projects located on the West Coast have power sales contracts that provide for higher payments during the summer months.
                                                   - MORE -

EDISON REPORTS SECOND-QUARTER RESULTS

Earnings from Discontinued Operations

        Edison International's earnings from discontinued operations were $77 million for the six-month period ending June 30, 2006, compared to $28 million for the same period last year, with both years' earnings resulting primarily from distributions from MEHC's Lakeland project.

                                                     Year-to-Date June 30,
Earnings (Loss) Per Common Share (Unaudited)                 2006         2005          Change
                                                 ----------------------------------------------
  Southern California Edison Company                       $1.09          $0.89         $0.20
  Edison Mission Group
       Mission Energy Holding Company                      (0.01)          0.10         (0.11)
       Edison Capital                                       0.06           0.22         (0.16)
                                                 ----------------------------------------------
              Edison Mission Group Total                    0.05           0.32         (0.27)
  EIX (parent) and other                                   (0.06)         (0.06)            --
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations             1.08           1.15         (0.07)
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                       0.24           0.08          0.16

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                            $1.32          $1.23         $0.09
===============================================================================================

                                                     Year-to-Date June 30,
Earnings (Loss) (in millions) (Unaudited)                    2006         2005          Change
                                                 ----------------------------------------------
  Southern California Edison Company                       $355           $292          $63
  Edison Mission Group
       Mission Energy Holding Company                        (2)            29         (31)
       Edison Capital                                        19             73         (54)
                                                 ----------------------------------------------
              Edison Mission Group Total                     17            102         (85)
  EIX (parent) and other                                    (15)           (19)          4
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations             357            375         (18)
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                        77             28          49

Cumulative Effect of Change in Accounting
Principle                                                     1             --           1

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                             $435          $403         $32
===============================================================================================

        Since the first quarter of 2006, the results of MEHC, Edison Capital and other smaller subsidiaries have been presented on a consolidated basis as EMG.  This change was made to reflect the integrated management of MEHC and Edison Capital.  In addition, effective April 2006, the wind assets and biomass power project previously owned by Edison Capital were transferred to MEHC.  The transfer was applied retrospectively, in accordance with accounting rules.

                                                   - MORE -

EDISON REPORTS SECOND-QUARTER RESULTS

                       Reminder: Edison International Will Hold a Conference Call Today

            Today, Edison International will hold a conference call to discuss its second-quarter 2006 financial results at 8 a.m. (Pacific time).  Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a
"listen-only" mode through a simultaneous webcast on the company's web site at www.edisoninvestor.com.
Additional financial and other statistical information, if any, presented during the call will be available on the web site.  The domestic call-in number is (800) 356-8584 and the ID# is 10900.
                                                    Chart 1

                                                     Quarter Ended June 30,
Core Earnings (Loss) Per Common Share
(Unaudited)                                                  2006          2005         Change
                                                 ----------------------------------------------
  Southern California Edison Company                        $0.47          $0.48       $(0.01)
  Edison Mission Group
       Mission Energy Holding Company                        0.09           0.01         0.08
       Edison Capital                                        0.01           0.07        (0.06)
                                                 ----------------------------------------------
              Edison Mission Group Total                     0.10           0.08         0.02
  EIX (parent) and other                                    (0.02)         (0.02)         --
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                               0.55           0.54          0.01
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Generator refund incentive                            --            0.01         (0.01)
  SCE - Resolution of an outstanding state tax item          0.25            --           0.25
  MEHC - Extinguishment of debt                             (0.27)           --          (0.27)
  MEHC - Earnings from discontinued operations               0.01           0.06         (0.05)
-----------------------------------------------------------------------------------------------
     Total non-core items                                   (0.01)          0.07         (0.08)
-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                             $0.54          $0.61        $(0.07)
===============================================================================================

                                                     Quarter Ended June 30,
Core Earnings (Loss) (in millions) (Unaudited)               2006          2005          Change
                                                 ----------------------------------------------
  Southern California Edison Company                        $153            $157         $   (4)
  Edison Mission Group
       Mission Energy Holding Company                         28               2             26
       Edison Capital                                          4              23            (19)
                                                 ----------------------------------------------
              Edison Mission Group Total                      32              25              7
  EIX (parent) and other                                      (5)             (6)             1
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                               180             176              4
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Generator refund incentive                            --               4             (4)
  SCE - Resolution of an outstanding state tax item           81              --             81
  MEHC - Extinguishment of debt                              (88)             --            (88)
  MEHC - Earnings from discontinued operations                 4              21            (17)
-----------------------------------------------------------------------------------------------
     Total non-core items                                     (3)             25            (28)

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                              $177           $201           $(24)
===============================================================================================
                                                   - MORE -

EDISON REPORTS SECOND-QUARTER RESULTS

                                                    Chart 2

                                                     Year-to-Date June 30,
Core Earnings (Loss) Per Common Share
(Unaudited)                                                   2006          2005         Change
                                                 ----------------------------------------------
  Southern California Edison Company                         $0.84         $0.88        $(0.04)
  Edison Mission Group
       Mission Energy Holding Company                         0.26          0.15          0.11
       Edison Capital                                         0.06          0.22         (0.16)
                                                 ----------------------------------------------
              Edison Mission Group Total                      0.32          0.37         (0.05)
  EIX (parent) and other                                     (0.06)        (0.06)          --
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                                1.10          1.19         (0.09)
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Generator refund incentive                            --            0.01         (0.01)
  SCE - Resolution of an outstanding state tax item           0.25            --          0.25
  MEHC - Extinguishment of debt                              (0.27)        (0.05)       (0.22)
  MEHC - Earnings from discontinued operations                0.24          0.08         0.16
-----------------------------------------------------------------------------------------------
     Total non-core items                                     0.22          0.04         0.18

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                              $1.32         $1.23         $0.09
===============================================================================================

                                                     Year-to-Date June 30,
Core Earnings (Loss) (in millions) (Unaudited)               2006          2005         Change
                                                 ----------------------------------------------
  Southern California Edison Company                        $274            $288           $(14)
  Edison Mission Group
       Mission Energy Holding Company                         86              44             42
       Edison Capital                                         19              73            (54)
                                                 ----------------------------------------------
              Edison Mission Group Total                     105             117           (12)
  EIX (parent) and other                                     (15)            (19)            4
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                               364             386           (22)
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Generator refund incentive                            --               4            (4)
  SCE - Resolution of an outstanding state tax item           81              --             81
  MEHC - Extinguishment of debt                              (88)            (15)           (73)
  MEHC - Earnings from discontinued operations                77              28             49
  Cumulative Effect of Change in Acctg. Principle              1              --              1
-----------------------------------------------------------------------------------------------
     Total non-core items                                     71              17             54

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                              $435           $403            $32
===============================================================================================

                                                   - MORE -

EDISON REPORTS SECOND-QUARTER RESULTS

                                                    Chart 3

Edison International
Supplemental Table - Coal-Fired Generation
Midwest Generation and Homer City

                                                 Three months ended June 30,        Six months ended June 30,
                                             2006      2005    Change      %     2006   2005    Change     %
                                             -------------------------------    -------------------------------
Midwest Generation
Generation (in TWhr)                           5.5      5.8     (0.3)  -5.2%     12.7   14.2    (1.5)  -10.6%
Equivalent Availability                       66.0%    62.1%     3.9%            76.4%  71.1%    5.3%
Forced Outage Rate (EFOR)                      7.7%     9.6%    -1.9%             5.0%   8.7%   -3.7%

Average Cost of Fuel ($/MWh)                  13.42    12.51     0.91    7.3%    13.14  12.12    1.02     8.4%
Flat Energy Price - Nihub ($/MWh)             39.31    38.34     0.96    2.5%    40.89  39.01    1.88     4.8%
Average Midwest Gen Energy Price ($/MWh)      47.63    41.83     5.80   13.9%    47.09  40.12    6.97    17.4%

Homer City
Generation (in TWhr)                           2.9      3.1     (0.2)   -6.5%     5.4    6.6    (1.2)   -18.2%
Equivalent Availability                       74.3%    77.1%    -2.8%            73.1%  82.6%   -9.5%
Forced Outage Rate                            19.9%     3.6%    16.3%            22.8%   5.6%   17.2%

Average Cost of Fuel ($/MWh)                  24.13    19.36     4.77   24.6%    24.03  18.65    5.38    28.8%
Flat Energy Price - PJM West Hub ($/MWh)      48.08    47.30     0.78    1.6%    52.25  47.24    5.01    10.6%
Flat Energy Price - HC Busbar ($/MWh)         44.00    44.86    (0.86)  -1.9%    47.24  44.54    2.70     6.1%
Flat Energy Price - PJM West Hub minus
    HC Busbar ($/MWHr) - Basis                 4.08     2.44     1.64             5.01   2.70    2.31
Average Homer City Energy Price ($/MWh)       50.02    42.93     7.09   16.5%    51.43  43.38    8.05    18.6%

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Hedge Program status at June 30, 2006
                                                    Remainder of
                                                        2006          2007           2008
                                                    ------------    -------         --------
Midwest Generation
Megawatt hours (in TWh)                                 10.0          16.2             3.1
Average Energy Price ($/MWh)                           $47.61        $48.25          $66.13  (1)
Percent of Coal Requirements Under Contract              108%           95%            33%

Homer City
Megawatt hours (in TWh)                                  4.4           7.6            2.4
Average Energy Price ($/MWh)                           $54.07        $64.35         $66.01
Percent of Coal Requirements Under Contract               99%           97%            39%

(1)   Represents on-peak hedges.

    Note:     Subsequent to June 30, 2006, an agreement was executed to hedge an additional 500 MW of on-peak power from the Midwest Gen facilities for 2007, 2008 and 2009.

                                                   - MORE -

EDISON REPORTS SECOND-QUARTER RESULTS

                                           Risk Disclosure Statement

        This release contains "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995.  Forward-looking statements reflect Edison International's current expectations and projections about future events based on Edison International's knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact.  In this report and elsewhere, the words "expects," "believes,"
"anticipates," "estimates," "projects," "intends," "plans," "probable," "may," "will," "could," "would,"
"should," and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-looking statements.  Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated.  Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact
Edison International or its subsidiaries, include but are not limited to:

o       the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay dividends;

o       the ability of SCE to recover its costs in a timely manner from its customers through regulated rates;

o       decisions and other actions by the CPUC and other regulatory authorities and delays in regulatory actions;

o       market risks affecting SCE's energy procurement activities;

o       access to capital markets and the cost of capital;

o       changes in interest rates, rates of inflation and foreign exchange rates;

o       governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market and environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business;

o       risks associated with operating nuclear and other power generating facilities, including operating risks, nuclear fuel storage, equipment failure, availability, heat rate and output;

o       the availability of labor, equipment and materials;

o       the ability to obtain sufficient insurance, including insurance relating to SCE's nuclear facilities;

o       effects of legal proceedings, changes in or interpretations of tax laws, rates or policies, and changes in accounting standards;

o       supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which MEHC generating units have access;

o       the cost and availability of coal, natural gas, fuel oil, nuclear fuel, and associated transportation;

o       the cost and availability of emission credits or allowances for emission credits;

o       transmission congestion in and to each market area and the resulting differences in prices between delivery points;

o       the ability to provide sufficient collateral in support of hedging activities and purchased power and fuel;

o       the extent of additional supplies of capacity, energy and ancillary services from current competitors or new market entrants, including the development of new generation facilities and technologies;

o       the difficulty of predicting wholesale prices, transmission congestion, energy demand and other activities in the complex and volatile markets in which MEHC and its subsidiaries participate;

o       general political, economic and business conditions;

o       weather conditions, natural disasters and other unforeseen events; and

o       changes in the fair value of investments and other assets.

                                                   - MORE -

EDISON REPORTS SECOND-QUARTER RESULTS

    Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International's reports filed with the Securities and Exchange Commission.
Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison International's business.  Readers also should review future reports filed by Edison
International with the Securities and Exchange Commission.  The information contained in this release is subject to change without notice. Forward-looking statements speak only as of the date they are made and
Edison International is not obligated to publicly update or revise forward-looking statements.

                                                     # # #

        Rosemead, Calif.-based Edison International (NYSE:EIX) is an electric power generator and distributor, and an investor in infrastructure and renewable energy projects with assets totaling almost $35 billion.  The company is comprised of a regulated utility, Southern California Edison (SCE) and an unregulated group of business units, Edison Mission Group (EMG).  The California Public Utilities Commission does not regulate the terms of EMG's products and services.

                                                EDISON INTERNATIONAL
                                        SUMMARY OF CONSOLIDATED EARNINGS
                                                     (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE AMOUNTS                          QUARTER ENDED JUNE 30,    YEAR TO DATE JUNE 30,
------------------------------------------------------------------------------------------------------------
                                                                  2006         2005       2006        2005
------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                $ 2,521      $ 2,203    $ 4,739     $ 4,109
NONUTILITY POWER GENERATION                                         460          417        970         928
FINANCIAL SERVICES AND OTHER                                         20           29         44          56
------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                           3,001        2,649      5,753       5,093
------------------------------------------------------------------------------------------------------------
FUEL                                                                380          399        840         818
PURCHASED POWER                                                     769          743      1,783       1,131
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET                  (10)         (41)      (371)         24
OTHER OPERATION AND MAINTENANCE                                     879          822      1,707       1,635
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                      339          267        631         527
PROPERTY AND OTHER TAXES                                             54           50        111         102
NET GAIN ON SALE OF UTILITY PROPERTY AND PLANT                       (1)           -         (1)          -
------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                          2,410        2,240      4,700       4,237
------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                    591          409      1,053         856
INTEREST AND DIVIDEND INCOME                                         43           25         80          47
EQUITY IN INCOME FROM PARTNERSHIPS AND
    UNCONSOLIDATED SUBSIDIARIES - NET                                10           24         14         108
OTHER NONOPERATING INCOME                                            33           20         74          37
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED                      (209)        (204)      (409)       (417)
LOSS ON EARLY EXTINGUISHMENT OF DEBT                               (143)           -       (143)        (24)
OTHER NONOPERATING DEDUCTIONS                                       (10)         (13)       (22)        (22)
------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS
    BEFORE TAX AND MINORITY INTEREST                                315          261        647         585
INCOME TAX                                                           95           34        206         138
DIVIDENDS ON UTILITY PREFERRED AND PREFERENCE STOCK
    NOT SUBJECT TO MANDATORY REDEMPTION                              13            5         25           7
MINORITY INTEREST                                                    34           42         59          65
------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                   173          180        357         375
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                      4           21         77          28
------------------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE                                     177          201        434         403
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX                   -            -          1           -
------------------------------------------------------------------------------------------------------------
NET INCOME                                                        $ 177        $ 201      $ 435       $ 403
============================================================================================================

WEIGHTED-AVERAGE SHARES
    OF COMMON STOCK OUTSTANDING                                     326          326        326         326

BASIC EARNINGS PER COMMON SHARE:
CONTINUING OPERATIONS                                            $ 0.53       $ 0.55     $ 1.08      $ 1.15
DISCONTINUED OPERATIONS                                            0.01         0.06       0.24        0.08
                                                          --------------   ----------  ---------  ----------
TOTAL                                                            $ 0.54       $ 0.61     $ 1.32      $ 1.23
                                                          ==============   ==========  =========  ==========

WEIGHTED-AVERAGE SHARES, INCLUDING
    EFFECT OF DILUTIVE SECURITIES                                   331          331        331         331

DILUTED EARNINGS PER COMMON SHARE:
CONTINUING OPERATIONS                                            $ 0.53       $ 0.55     $ 1.09      $ 1.14
DISCONTINUED OPERATIONS                                            0.01         0.06       0.23        0.08
                                                          --------------   ----------  ---------  ----------
TOTAL                                                            $ 0.54       $ 0.61     $ 1.32      $ 1.22
                                                          ==============   ==========  =========  ==========

DIVIDENDS DECLARED PER COMMON SHARE                              $ 0.27       $ 0.25     $ 0.54      $ 0.50

Page

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
June 30, 2006

                                                                Quarter Ended June 30,
                                         --------------------------------------------------------------
                                                                                   Increase/
                                                   2006            2005           (Decrease)        %
-------------------------------------------------------------------------------------------------------

Residential                                     6,729,181       6,243,809            485,372      7.77
Agricultural                                      265,477         271,075             (5,598)    (2.07)
Commercial                                      9,934,721       9,633,436            301,285      3.13
Industrial                                      2,656,680       2,756,943           (100,263)    (3.64)
Public Authorities                              1,480,115       1,481,807             (1,692)    (0.11)
Railroads & Railways                               15,276          15,128                148      0.98
Interdepartmental                                     721             265                456    172.08
---------------------------------------------------------------------------------------------
Sales to Ultimate Consumers                    21,082,171      20,402,463            679,708      3.33

Resale Sales                                    1,584,326       3,844,630         (2,260,304)   (58.79)
---------------------------------------------------------------------------------------------
Total kWh Sales                                22,666,497      24,247,093         (1,580,596)    (6.52)
---------------------------------------------------------------------------------------------

                                                               Year-to-Date June 30,
                                         -------------------------------------------------------------
                                                                                    Increase/
                                                   2006           2005              (Decrease)     %
------------------------------------------------------------------------------------------------------

Residential                                    13,600,252     13,334,654            265,598      1.99
Agricultural                                      452,544        418,728             33,816      8.08
Commercial                                     19,301,493     18,666,201            635,292      3.40
Industrial                                      5,280,243      5,325,090            (44,847)    (0.84)
Public Authorities                              2,844,822      2,839,758              5,064      0.18
Railroads & Railways                               30,634         30,592                 42      0.14
Interdepartmental                                   1,063            274                789         *
--------------------------------------------------------------------------------------------
Sales to Ultimate Consumers                    41,511,051     40,615,297            895,754      2.21

Resale Sales                                    3,445,170      7,572,176         (4,127,006)   (54.50)
--------------------------------------------------------------------------------------------
Total kWh Sales                                44,956,221     48,187,473         (3,231,252)    (6.71)
======================================================================================================

      *over 200%